TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Merrill Lynch Life Variable Annuity Separate Account D

Supplement Dated September 10, 2015

to the Prospectus For

INVESTORS CHOICE (IRA SERIES)

(Dated May 1, 2015)

The following hereby replaces the corresponding paragraphs in the TAX INFORMATION section in the prospectus:

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this contract. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this contract. Therefore, exercise of the spousal continuation provisions of this contract or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.